SUPPLEMENT TO THE
FIDELITY(registered trademark) FOUR-IN-ONE INDEX FUND
APRIL 24, 2000
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 28.

*ROBERT C. POZEN (53), Trustee (1997), is Senior Vice President of Fidelity Four-in-One Index Fund. Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc.
(1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc.
(2000); and a Director of Strategic Advisers, Inc. (1999). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.